UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 24, 2004

M/I HOMES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-12434	31-1210837
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation or Organization)	File Number)	Identification No.)

3 Easton Oval, Suite 500, Columbus, Ohio	43219
(Address of Principal Executive Offices)	(Zip Code)

(614) 418-8000
(Telephone Number)

Item 7.  Financial Statements, ProForma Financial Information and Exhibits

c) Exhibits

99.1          Press release dated March 24, 2004

Item 12.  Results of Operations and Financial Condition

On March 24, 2004, M/I Homes, Inc. issued a press release reporting new contracts for January and February.  A copy of this press release is attached hereto as Exhibit 99.1.  The information in Exhibit 99.1 is being furnished, not filed, under Item 12 in this Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

              M/I Homes, Inc.                                               Date:  March 24, 2004

By:	/s/ Phillip G. Creek
Phillip G. Creek
Senior Vice President, Treasurer,
Chief Financial Officer, Director
(Principal Financial Officer)

Index to Exhibits

99.1    Press release dated March 24, 2004